UBS WARBURG LLC
                              $800MM WFMBS 2001-6
                           WHOLE LOAN 30YR FIXED-RATE

GWAC                                     8.075% +/-5bps

Pass-Through                             7.000% coupon

WAM                                         358 +/-2 months

California                                36.0% approx.              40% max

Avg Loan Balance                          $392K approx.            $395K max

WA LTV                                      75% approx.              82% max

FICO                                        721 approx.

Cash-Out Refi                             16.0% approx.              20% max

SFD                                         90% approx.              80% min

Full Doc                                    85% approx.              80% min

Prepayment Penalty                           0% approx.               3% max

Uninsured > 80% LTV                          1% approx.               3% max

Temporary Buydowns                           1% approx.               3% max

AAA Ratings                        2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                4.00%

Pricing Speed                              325% PSA

Settlement Date                         03/30/01


                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                UBS WARBURG LLC
                              $800MM WFMBS 2001-6
                           WHOLE LOAN 30YR FIXED-RATE

                                 WAC DISPERSION

        Range                 Balance                Pct
    >           <=

6.750           6.875       262,950.00              0.03%
6.875           7.000     1,629,266.11              0.20%
7.000           7.125       638,739.23              0.08%
7.125           7.250     4,510,993.52              0.56%
7.250           7.375    13,985,365.46              1.75%
7.375           7.500    32,028,793.50              4.00%
7.500           7.625    48,888,290.28              6.11%
7.625           7.750    83,097,315.21             10.38%
7.750           7.875   130,647,247.76             16.33%
7.875           8.000   130,427,195.47             16.30%
8.000           8.125    94,366,825.25             11.79%
8.125           8.250   107,341,362.25             13.41%
8.250           8.375    57,706,099.21              7.21%
8.375           8.500    37,844,310.04              4.73%
8.500           8.625    23,070,681.31              2.88%
8.625           8.750    20,347,949.65              2.54%
8.750           8.875     9,369,392.58              1.17%
8.875           9.000     1,595,257.88              0.24%
9.000           9.125     1,550,986.63              0.19%
9.125           9.250       680,200.16              0.08%


                        800,289,221.50            100.00%

                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                 UBS WARBURG LLC
                        $800MM WFMBS 2001-6 ($30mm Subs)
                           WHOLE LOAN 30YR FIXED-RATE

GWAC                                       8.075% +/-5bps

Pass-Through                               7.000% coupon

WAM                                          358 +/-2 months

California                                36.0% approx.              40% max

Avg Loan Balance                          $392K approx.            $395K max

WA LTV                                      75% approx.              82% max

Cash-Out Refi                             16.0% approx.              20% max

SFD                                         90% approx.              80% min

Full Doc                                    85% approx.              80% min

Prepayment Penalty                           0% approx.               3% max

Uninsured > 80% LTV                          1% approx.               3% max

Temporary Buydowns                           1% approx.               3% max

AAA Ratings                        2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                3.75%

Pricing Speed                                325% PSA

Settlement Date                         03/30/01



                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                UBS WARBURG LLC
                              $400MM WFMBS 2001-6
                           WHOLE LOAN 30YR FIXED-RATE

GWAC                                       8.100% +/-5bps

Pass-Through                               7.000% coupon

WAM                                          358 +/-2 months

California                                36.0% approx.              40% max

Avg Loan Balance                          $385K approx.            $395K max

WA LTV                                      75% approx.              82% max

Cash-Out Refi                             16.0% approx.              20% max

SFD                                         90% approx.              80% min

Full Doc                                    85% approx.              80% min

Prepayment Penalty                           0% approx.               3% max

Uninsured > 80% LTV                          1% approx.               3% max

Temporary Buydowns                           1% approx.               3% max

AAA Ratings                        2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                4.00%

Pricing Speed                                275% PSA

Settlement Date                         03/30/01


                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                                UBS WARBURG LLC
                              $400MM WFMBS 2001-6
                           WHOLE LOAN 30YR FIXED-RATE

GWAC                                       8.100% +/-5bps

Pass-Through                               7.000% coupon

WAM                                          358 +/-2 months

California                                36.0% approx.              40% max

Avg Loan Balance                          $385K approx.            $395K max

WA LTV                                      75% approx.              82% max

Cash-Out Refi                             16.0% approx.              20% max

SFD                                         90% approx.              80% min

Full Doc                                    85% approx.              80% min

Prepayment Penalty                           0% approx.               3% max

Uninsured > 80% LTV                          1% approx.               3% max

Temporary Buydowns                           1% approx.               3% max

AAA Ratings                        2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level                4.00%

Pricing Speed                                275% PSA

Settlement Date                         03/30/01


                            All numbers approximate.
                    All tranches subject to 5% size variance.


The information herein has been provided solely by UBS Warburg LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.